Exhibit 99.1 Life Storage May 2020 Investor PresentationExhibit 99.1 Life Storage May 2020 Investor Presentation

2 SAFE HARBOR STATEMENT FORWARD LOOKING STATEMENTS This presentation may contain forward looking statements as defined in Section 27A of the Securities Act of 1933, and in Section 21E of the Securities Exchange Act of 1934. Forward looking statements address matters that are subject to a number of risks and uncertainties. Such factors include, but are not limited to, the effect of competition from new self-storage facilities, which would cause rents and occupancy rates to decline; risks associated with the COVID-19 global health crisis or similar events, including but not limited to (i) the impact to the health of our employees and/or customers, (ii) the negative impacts to the economy and to self-storage customers which could reduce the demand for self-storage or reduce our ability to collect rent, (iii) reducing or eliminating our ability to increase rents charged to our current or future customers, (iv) limiting our ability to collect rent from or evict past due customers, (v) we could see an increase in move-outs of longer-term customers due to the economic uncertainty and significant rise in unemployment resulting from the COVID-19 global health crisis which could lead to lower occupancies and reduced average rental rates as longer-term customers are replaced with new customers at lower rates, (vi) potential negative impacts on the cost and availability of debt and equity which could have a negative impact on our capital and growth plans, and (vii) the requirement to close our facilities if we were determined not to be an “essential business”; the Company’s ability to evaluate, finance and integrate acquired businesses into the Company’s existing business and operations; the Company’s ability to effectively compete in the industry in which it does business; and other such factors as set forth in the Company's 10-K for the year ended December 31, 2019 as filed with the Securities and Exchange Commission. The Company is under no obligation to update any such forward looking statements.2 SAFE HARBOR STATEMENT FORWARD LOOKING STATEMENTS This presentation may contain forward looking statements as defined in Section 27A of the Securities Act of 1933, and in Section 21E of the Securities Exchange Act of 1934. Forward looking statements address matters that are subject to a number of risks and uncertainties. Such factors include, but are not limited to, the effect of competition from new self-storage facilities, which would cause rents and occupancy rates to decline; risks associated with the COVID-19 global health crisis or similar events, including but not limited to (i) the impact to the health of our employees and/or customers, (ii) the negative impacts to the economy and to self-storage customers which could reduce the demand for self-storage or reduce our ability to collect rent, (iii) reducing or eliminating our ability to increase rents charged to our current or future customers, (iv) limiting our ability to collect rent from or evict past due customers, (v) we could see an increase in move-outs of longer-term customers due to the economic uncertainty and significant rise in unemployment resulting from the COVID-19 global health crisis which could lead to lower occupancies and reduced average rental rates as longer-term customers are replaced with new customers at lower rates, (vi) potential negative impacts on the cost and availability of debt and equity which could have a negative impact on our capital and growth plans, and (vii) the requirement to close our facilities if we were determined not to be an “essential business”; the Company’s ability to evaluate, finance and integrate acquired businesses into the Company’s existing business and operations; the Company’s ability to effectively compete in the industry in which it does business; and other such factors as set forth in the Company's 10-K for the year ended December 31, 2019 as filed with the Securities and Exchange Commission. The Company is under no obligation to update any such forward looking statements.

3 AT A GLANCE LIFE STORAGE More than 850 89.5% More than 30+ years in 304 properties stores in same store 450,000 self-storage managed for third 29 states and Ontario, Quarter-end customers business party entities Canada occupancy Investment Grade 43% quarterly Rated 6.0x $6.6 Billion 305% 10-year dividend increase 1 Moody’s: Baa2 Debt to EBITDA enterprise value total return over past 5 years S&P: BBB Notes: (1) As of March 31, 20203 AT A GLANCE LIFE STORAGE More than 850 89.5% More than 30+ years in 304 properties stores in same store 450,000 self-storage managed for third 29 states and Ontario, Quarter-end customers business party entities Canada occupancy Investment Grade 43% quarterly Rated 6.0x $6.6 Billion 305% 10-year dividend increase 1 Moody’s: Baa2 Debt to EBITDA enterprise value total return over past 5 years S&P: BBB Notes: (1) As of March 31, 2020

4 INVESTMENT HIGHLIGHTS LIFE STORAGE Diversified Portfolio with Increasing Focus on Primary Markets Growth Strategy Driven by Disciplined Capital Allocation Innovative Technology Solutions to Drive Customer Acquisition and Revenue Management Differentiated Corporate Customer Value Proposition Strong Financial Performance, Conservative Balance Sheet and Attractive Valuation4 INVESTMENT HIGHLIGHTS LIFE STORAGE Diversified Portfolio with Increasing Focus on Primary Markets Growth Strategy Driven by Disciplined Capital Allocation Innovative Technology Solutions to Drive Customer Acquisition and Revenue Management Differentiated Corporate Customer Value Proposition Strong Financial Performance, Conservative Balance Sheet and Attractive Valuation

5 DIVERSIFIED PORTFOLIO LIFE STORAGE HAS A COAST TO COAST PRESENCE 1 Life Storage owns and manages properties in 29 states, including in 18 of the top 25 fastest growing markets in the United States , as well as Ontario, Canada. Its 2016 expansion to the West Coast and asset recycling program in 2018 and 2019 have enhanced both its demographics and geographic diversity. Ontario, Canada 32 6 17 31 1456 12 4211 5 6 6 5 6 9 1713 24 59 14 13 7 28 6 6 38 48 7 10 2 867 Locations11 8 3154 628 9 563 Wholly Owned25 20 120 Joint Venture27 23 184 Managed8 867 62.9 MM 450K + 2 2 2 Self Storage Facilities Net Rentable Sq. Ft. Customers Notes: (1) Forbes 2018 Fastest Growing U.S. Cities (2) As of March 31, 20205 DIVERSIFIED PORTFOLIO LIFE STORAGE HAS A COAST TO COAST PRESENCE 1 Life Storage owns and manages properties in 29 states, including in 18 of the top 25 fastest growing markets in the United States , as well as Ontario, Canada. Its 2016 expansion to the West Coast and asset recycling program in 2018 and 2019 have enhanced both its demographics and geographic diversity. Ontario, Canada 32 6 17 31 1456 12 4211 5 6 6 5 6 9 1713 24 59 14 13 7 28 6 6 38 48 7 10 2 867 Locations11 8 3154 628 9 563 Wholly Owned25 20 120 Joint Venture27 23 184 Managed8 867 62.9 MM 450K + 2 2 2 Self Storage Facilities Net Rentable Sq. Ft. Customers Notes: (1) Forbes 2018 Fastest Growing U.S. Cities (2) As of March 31, 2020

6

DIVERSIFIED PORTFOLIO
BIGGER-BETTER-STRONGER

Life Storage has grown substantially in recent years, with a particular focus on accessing and building scale in both primary markets as well as secondary markets where the company can leverage scale to drive margin expansion and revenue growth.

($ in '000s, except FFO/Share, Rent/Sq Ft, Median Income)	Dec 2015	Mar 2020	% Inc
Stores			
Owned	452	563	25%
Joint Venture	69	120	74%
Managed (non-Joint Venture)	21	184	776%
Total	542	867	60%
Top-35 Markets Sq Ft (owned)	55%	65%	18%
Climate Controlled Sq Ft (owned)	43%	48%	13%
Demographics			
3-Mile Pop Density	78,742	94,222	20%
3-Mile Med HH Income	$ 69,517	$ 72,112	4%
Financial			
Avg SS Rent per Square Foot	$ 12.64 (1)	$ 14.59 (2)	15%
Avg SS Rev per Store (Last Twelve Month)	$ 808 (1)	$ 954 (4)	18%
Store Revenue	$ 360,766 (3)	$ 569,559 (4)	58%
Management Fees	$ 5,836 (3)	$ 15,600 (4)	167%
Adj. FFO per Share	$ 4.94 (3)	$ 5.72 (4)	16%
Credit Rating	BBB-/Baa3 (5)	BBB/Baa2	+1 grade

Notes:

(1) Data for 4Q15

(2) Data for 1Q20

(3) Data for last twelve months as of Dec 31, 2015

(4) Data for last twelve months as of Mar 31, 2020

(5) Prior to Dec 1, 2015

- Increased scale by 60%, including roughly 776% growth in managed stores (non-Joint Venture)
- Added five primary markets (Los Angeles, Seattle, Sacramento, Baltimore and Las Vegas)
- Enhanced store quality
- Improved demographic profile
- Increased store operating performance
- Strengthened corporate financial performance


BOXES

7

GROWTH STRATEGY
EMBEDDED GROWTH DRIVERS

Improved Portfolio NOI and NAV

Acquisitions

- Significant operating margin gains from platform and scale efficiencies

Expansions

- Adding 10-20K sq ft of premium space to successful stores
- Reduces effective age
- Competitively repositions properties

Third Party Management

- Brand Strength; greater presence = greater interest
- Increases market share and scales cost sharing opportunities
- Adds property and management fee income
- Enhances acquisition pipeline

Joint Ventures

- Increases market share and scales cost sharing opportunities
- Adds property and management fee income
- Enhances acquisition pipeline
- Preferred alternative to recapitalize non-strategic assets

Lease-Up Stores

- CofO and other lease-up properties will provide out-sized NOI growth as they move to stabilization

8

GROWTH STRATEGY
ASSET MANAGEMENT[1]

Asset recycling strategy has generated newer properties with higher revenue and greater growth prospects.


Average Age
30
25
20
15
10
5
0
Recapitalized/Divested Properties
Acquired Properties


Asking Rate per Sq Ft
$20.00
$16.00
$12.00
$8.00
$4.00
$0.00
Recapitalized/Divested Properties
Acquired Properties


Recap Property: Houston, TX


Average Physical Occupancy
100%
90%
80%
70%
60%
50%
40%
Recapitalized/Divested Properties
Acquired Properties


Average Revenue per Store2
$1,400,000
$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$0
Recapitalized/Divested Properties
Acquired Properties


Acquired: St. Louis, MO


Acquired: Queens, NY

Notes:
(1) All wholly owned transactions since Jan 1, 2018 to date (Recapitalized/Divested: 45; Acquired: 43).
(2) Revenue per Store for Recapitalized/Divested Properties is last-twelve-months from transaction; Acquired Properties is last-twelve-month for stabilized properties or stabilized projections for lease-up stores.

9

GROWTH STRATEGY
EXPANSION PROPERTIES

Investment
(In $millions)


$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
2016
2017
2018
2019
2020[1]

Premium Sq Ft Added
(in thousands)


450
400
350
300
250
200
150
100
50
0
2016
2017
2018
2019
2020[1]

Incremental NOI at Stabilization
(in $millions)


$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
2016
2017
2018
2019
2020[1]

Notes:
(1) Estimated


LifeStorage
LifeStorage
LifeStorage

Weighing demand indicators and revenue potential, the Company redevelops properties to add premium space types. The Company completed 24 such projects in 2019.

With an 8%+ yield, these low risk investments in existing properties also upgrade the appearance and customer experience at these stores.

10 GROWTH STRATEGY THIRD-PARTY MANAGEMENT Management Fee Income Since rebranding to Life Storage, the Company’s 400 $20 third-party management revenues have grown 350 substantially. As of March 31, 2020, more than 60% of 300 $15 its managed portfolio were properties in which the Company held no ownership interest, while 250 management fee income has grown by more than 200 $10 30% per year since 2016. 150 100 $5 50 0 $0 1 2016 2017 2018 2019 2020 3rd Party (no ownership) Joint Ventures $ Fees Notes: (1) Estimated # of Stores Fee Income ($ in MM)10 GROWTH STRATEGY THIRD-PARTY MANAGEMENT Management Fee Income Since rebranding to Life Storage, the Company’s 400 $20 third-party management revenues have grown 350 substantially. As of March 31, 2020, more than 60% of 300 $15 its managed portfolio were properties in which the Company held no ownership interest, while 250 management fee income has grown by more than 200 $10 30% per year since 2016. 150 100 $5 50 0 $0 1 2016 2017 2018 2019 2020 3rd Party (no ownership) Joint Ventures $ Fees Notes: (1) Estimated # of Stores Fee Income ($ in MM)

11

GROWTH STRATEGY
JOINT VENTURES

Relationships with joint venture partners allow Life Storage to grow its national footprint, leverage existing resources, and generate additional fee income with limited capital commitment.

Joint venture FFO per Share contribution has grown from roughly $0.04 per share in 2010 to $0.23 per share in 2019.

Pro-Rata Share of Joint Venture FFO
(in $millions)


$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020[1]

Joint Venture Management Fee Income
(in $millions)


$10.0
$9.0
$8.0
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020[1]

Notes:
(1) Estimated

12

GROWTH STRATEGY
LEASE-UP PROPERTIES

The Company does not develop new properties, but occasionally purchases newly built properties or properties in the early stages of lease-up. As of March 31, 2020, there were 22 of these lease-up facilities, which will have an outsized contribution to NOI over the next couple of years.

$20.2 MM

Estimated Stabilized NOI[1]

+$0.27

Incremental NOI Impact per share as of March 31, 2020[2]

Market	Number of Stores	Cost	Net Rentable Sq. Ft.	Occupancy	3/31/20 NOI[3]
Tampa, FL	3	$35,205	219,576	64.5%	$924
Richmond, VA	3	31,004	239,393	55.8%	592
Sacramento, CA	2	23,393	136,890	81.4%	872
Atlanta, GA	2	26,105	167,554	80.7%	860
Washington, DC	2	28,729	151,815	52.9%	536
Charleston, SC	2	16,305	142,025	61.7%	476
Chicago, IL	1	10,089	78,023	87.0%	256
Queens, NY	1	57,298	115,085	77.5%	1,664
Charlotte, NC	1	12,549	70,068	70.8%	252
Raleigh, NC	1	11,874	79,339	57.8%	252
St. Louis, MO	1	9,301	77,340	63.7%	280
Jacksonville, FL	1	9,955	72,609	61.3%	156
Chattanooga, TN	1	9,604	71,640	65.9%	116
Greenville, SC	1	8,658	68,036	56.2%	68
	22	**$290,069**	**1,689,393**	**67.0%**	**$7,304**

Notes:
(1) NOI at 80% occupied at stable market rates
(2) Based on the difference between estimated NOI and current NOI, and assuming 46,750,896 diluted shares
(3) Q1 2020 NOI annualized

13 INNOVATIVE TECHNOLOGY RENT NOW: FIRST RATE SELF-SERVICE RENTAL PLATFORM In today’s market, many customers prefer to self-serve and bypass the traditional sales process at the counter. Recognizing the potential for self-service in the self storage industry, Life Storage became the first publicly-traded self storage REIT to offer fully digital, contact-free rentals in July 2018. Key Attributes: § Completely digital, contact free, self-serve model to allow customers to “skip the counter” and support social distancing. § Innovative online dynamic pricing functionality that allows customers to select storage units from one of three convenience and pricing-based tiers (Premium, Standard, Value) according to their individual needs and preferences. § Detailed, digital mapping of facilities that enables both step-by-step directions for customers to find their unit as well as the data requirements to precisely and dynamically control pricing for convenience tiers. § Fully integrated with the Company’s operating, security and revenue management systems, allowing for real-time, fully automated and accurate inventory and sales management. Rent Now % of Rentals (Monthly Average) 60.0% 50.0% 40.0% 30.0% 20.0% 10.0% 0.0% Jan Feb Mar Apr May Jun July Aug Sept Oct Nov Dec 2019 202013 INNOVATIVE TECHNOLOGY RENT NOW: FIRST RATE SELF-SERVICE RENTAL PLATFORM In today’s market, many customers prefer to self-serve and bypass the traditional sales process at the counter. Recognizing the potential for self-service in the self storage industry, Life Storage became the first publicly-traded self storage REIT to offer fully digital, contact-free rentals in July 2018. Key Attributes: § Completely digital, contact free, self-serve model to allow customers to “skip the counter” and support social distancing. § Innovative online dynamic pricing functionality that allows customers to select storage units from one of three convenience and pricing-based tiers (Premium, Standard, Value) according to their individual needs and preferences. § Detailed, digital mapping of facilities that enables both step-by-step directions for customers to find their unit as well as the data requirements to precisely and dynamically control pricing for convenience tiers. § Fully integrated with the Company’s operating, security and revenue management systems, allowing for real-time, fully automated and accurate inventory and sales management. Rent Now % of Rentals (Monthly Average) 60.0% 50.0% 40.0% 30.0% 20.0% 10.0% 0.0% Jan Feb Mar Apr May Jun July Aug Sept Oct Nov Dec 2019 2020

14

INNOVATIVE TECHNOLOGY
DATA DRIVEN PLATFORMS

Performance Data

- Store occupancy
- Move-in performance
- Historical performance
- Enhanced with third-party competitor data and demand signals

Rent Now Data

- Highly-specific profiling
- Facilitate urgent rentals
- Analyze access behavior
- Optimize rental process

Marketing

- Target facilities with need
- Optimize ad campaigns for conversion
- Target similar customers
- Optimize website performance

Revenue Mgmt

- Optimize rates
- Optimize incentives
- Optimize for supply/demand
- Optimize in-place rent increases
- Optimize unit mix

Customer Data

- Rental characteristics
- Lifetime value
- Price sensitivity
- Enhanced with third-party demographic and psychographic data

Call & Store Data

- Analyze call transcripts
- Evaluate urgency signals
- Optimize sales with training
- Streamline customer experience
- Forecast staffing needs

15 INNOVATIVE TECHNOLOGY / CORPORATE VALUE PROP WAREHOUSE ANYWHERE: A B2B FORWARD STOCKING SOLUTION Corporate and small business customers are an important segment to Life Storage. The Company created a network of more than 10,000 Life Storage and partner facilities across the country to fulfill its business customers’ nationwide storage needs. Warehouse Anywhere, a subsidiary of Life Storage, launched an intelligent warehouse solution to help solve the final mile delivery challenge of its corporate customers. Warehouse Anywhere provides third-party logistics (3PL) and warehousing services through a forward deployed, unmanned, de-centralized model combining storage asset management with proprietary inventory tracking technology. Key Attributes: § Corporate value proposition: As a final mile solution, Warehouse Anywhere places products closer to customers, reduces logistics costs, increases inventory tracking accuracy and improves delivery time. § Cloud-connected warehousing and forward stocking solution for businesses that need “mini-distribution” centers (self storage units). § Technology solution successfully deployed in several industries, including retail, service and repair, and healthcare. § Differentiated fee-based revenue model with technology implementation and ancillary services (e.g., courier).15 INNOVATIVE TECHNOLOGY / CORPORATE VALUE PROP WAREHOUSE ANYWHERE: A B2B FORWARD STOCKING SOLUTION Corporate and small business customers are an important segment to Life Storage. The Company created a network of more than 10,000 Life Storage and partner facilities across the country to fulfill its business customers’ nationwide storage needs. Warehouse Anywhere, a subsidiary of Life Storage, launched an intelligent warehouse solution to help solve the final mile delivery challenge of its corporate customers. Warehouse Anywhere provides third-party logistics (3PL) and warehousing services through a forward deployed, unmanned, de-centralized model combining storage asset management with proprietary inventory tracking technology. Key Attributes: § Corporate value proposition: As a final mile solution, Warehouse Anywhere places products closer to customers, reduces logistics costs, increases inventory tracking accuracy and improves delivery time. § Cloud-connected warehousing and forward stocking solution for businesses that need “mini-distribution” centers (self storage units). § Technology solution successfully deployed in several industries, including retail, service and repair, and healthcare. § Differentiated fee-based revenue model with technology implementation and ancillary services (e.g., courier).

16 FINANCIAL STRENGTH GROWING VALUE Life Storage is well positioned to continue cash flow and dividend growth, supported by multiple revenue drivers, a favorable payout ratio and a solid balance sheet. Robust Adjusted FFO Per Share Growth Strong Dividend Growth $4.50 $6.00 $4.00 $5.00 $3.50 $4.00 $3.00 $2.50 $3.00 $2.00 $2.00 $1.50 $1.00 $1.00 $0.50 $0.00 $0.00 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 1Q20 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 1Q20 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 1Q20 Payout Ratio 73.5% 65.5% 54.9% 52.7% 62.2% 64.8% 71.3% 74.4% 72.6% 71.2% 76.4%16 FINANCIAL STRENGTH GROWING VALUE Life Storage is well positioned to continue cash flow and dividend growth, supported by multiple revenue drivers, a favorable payout ratio and a solid balance sheet. Robust Adjusted FFO Per Share Growth Strong Dividend Growth $4.50 $6.00 $4.00 $5.00 $3.50 $4.00 $3.00 $2.50 $3.00 $2.00 $2.00 $1.50 $1.00 $1.00 $0.50 $0.00 $0.00 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 1Q20 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 1Q20 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 1Q20 Payout Ratio 73.5% 65.5% 54.9% 52.7% 62.2% 64.8% 71.3% 74.4% 72.6% 71.2% 76.4%

17 FINANCIAL STRENGTH WELL POSITIONED BALANCE SHEET Solid, unsecured balance sheet with no debt maturities until 2021, a 6.5-year weighted average debt tenor, and a virtually 100% unencumbered asset base. Debt Maturity Schedule (in $millions) Rate 3.50% $600 Bank Term Notes $500 3.88% Institutions $400 4.00% Mortgage $300 Line 3.67% 1.91% 4.53% $200 Public Bond 5.54% $100 $- 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 $ in Millions17 FINANCIAL STRENGTH WELL POSITIONED BALANCE SHEET Solid, unsecured balance sheet with no debt maturities until 2021, a 6.5-year weighted average debt tenor, and a virtually 100% unencumbered asset base. Debt Maturity Schedule (in $millions) Rate 3.50% $600 Bank Term Notes $500 3.88% Institutions $400 4.00% Mortgage $300 Line 3.67% 1.91% 4.53% $200 Public Bond 5.54% $100 $- 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 $ in Millions

18

FINANCIAL STRENGTH
CONSERVATIVE FINANCIAL RATIOS

Life Storage's conservative Financial Ratios provide flexibility and a favorable outlook.


Debt Service Coverage
7.0x
6.0x
5.0x
4.0x
3.0x
2.0x
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
1Q20

6.0x Debt/EBITDA

4.3x Debt Service Coverage

41% Debt to Total Assets


Debt to Total Assets
45%
40%
35%
30%
25%
20%
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
1Q20

Senior Unsecured Note Covenants[1]	Required	Actual
Total Consolidated Debt to Total Assets	≤ 60%	41.1%
Total Secured Debt to Total Assets	≤ 40%	0.7%
Total Unencumbered Assets to Total Unsecured Debt	≥ 150%	235.8%
Consolidated Income Available for Debt Service to Total Annual Debt Service Charge	≥ 1:5 : 1	4:3 : 1

Notes:
(1) Covenants further defined in the Company's Base indenture dated June 20, 2016

19

PEER BENCHMARKS
SECTOR LEADING SAME STORE NOI GROWTH

Favorable operating trends developing relative to peers. Same store NOI growth driven by both accelerating same store revenue growth and strong expense control.


Same Store Revenue Growth
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
3.4%
4.1%
3.3%
1.5%
2.2%
3.5%
1.9%
1.4%
2.6%
1.9%
1.7%
1.2%
2018
2019
1Q20
Same Store Operating Expense Growth
6.0%
4.0%
2.0%
0.0%
-2.0%
1.7%
4.3%
3.5%
3.2%
0.8%
4.9%
4.0%
5.0%
-1.3%
3.8%
3.8%
4.0%
2018
2019
1Q20
Same Store NOI Growth
6.0%
4.0%
2.0%
0.0%
4.1%
4.0%
3.3%
0.9%
3.0%
2.9%
1.1%
0.2%
4.8%
1.2%
0.8%
0.1%
2018
2019
1Q20
FFO Growth
8.0%
6.0%
4.0%
2.0%
0.0%
3.8%
6.6%
3.1%
3.2%
2.0%
4.5%
3.0%
1.8%
6.9%
6.9%
2.5%
2.0%
2018
2019 1
1Q20
LSI
EXR
CUBE
PSA

Notes:
(1) LSI 2019 adjusted FFO affected by planned dilution associated with the completed asset recycling strategy that included the sale of 45 stabilized stores between 4Q18 and 3Q19.

20

MONTHLY TRENDS[1]
FAVORABLE MOVE-IN AND MOVE-OUT ACTIVITY IN MAY

Same store occupancy at May 31, 2020 was 91.4% compared to 90.9% at May 31, 2019. Had auction processes not been curtailed due to the COVID-19 global health crisis, same store occupancy would have been approximately 90.4% at May 31, 2020. Same store move-ins were 3% higher in May 2020 than May 2019, while same store move-outs were 12% lower during the same time period. Discounts as a percent of same store revenue were higher in May 2020 by 140 basis points compared to May 2019.


Same Store Occupancy
93.0%
91.5%
90.0%
88.5%
87.0%
Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec
Same Store Move Ins
25,000
20,000
15,000
10,000
5,000
0
Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec
Same Store Move Outs
20,000
15,000
10,000
5,000
0
Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec
Discounts % of Same Store Revenue
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec
2019
2020

Notes:
(1) May 2020 data is preliminary and subject to standard month-end close process.

21 ATTRACTIVE VALUATION OUTPERFORMING CURRENT VALUATION Comparatively, important metrics are imbalanced despite the Company's position and performance. The Company is well-positioned financially and has a positive outlook but is trading at a value price. FFO Multiple EBITDA Multiple 25.0x 25.0x 20.0x 20.0x 15.0x 15.0x 10.0x 10.0x 5.0x 5.0x 0.0x 0.0x EXR PSA NSA CUBE LSI EXR PSA LSI CUBE NSA 2019 2020 2019 2020 17 FFO Multiple 2017 EBITDA Multiple 2018 EBITDA Multiple Dividend Yield Implied Cap Rate 5.0% 6.0% 4.0% 5.0% 4.0% 3.0% 3.0% 2.0% 2.0% 1.0% 1.0% 0.0% 0.0% EXR NSA PSA CUBE LSI CUBE NSA LSI PSA EXR Source: FactSet Priced as of May 29, 202021 ATTRACTIVE VALUATION OUTPERFORMING CURRENT VALUATION Comparatively, important metrics are imbalanced despite the Company's position and performance. The Company is well-positioned financially and has a positive outlook but is trading at a value price. FFO Multiple EBITDA Multiple 25.0x 25.0x 20.0x 20.0x 15.0x 15.0x 10.0x 10.0x 5.0x 5.0x 0.0x 0.0x EXR PSA NSA CUBE LSI EXR PSA LSI CUBE NSA 2019 2020 2019 2020 17 FFO Multiple 2017 EBITDA Multiple 2018 EBITDA Multiple Dividend Yield Implied Cap Rate 5.0% 6.0% 4.0% 5.0% 4.0% 3.0% 3.0% 2.0% 2.0% 1.0% 1.0% 0.0% 0.0% EXR NSA PSA CUBE LSI CUBE NSA LSI PSA EXR Source: FactSet Priced as of May 29, 2020

22

SUSTAINABILITY
DRIVING VALUE AT LIFE STORAGE

Environment

- U.S. Green Building Council (USGBC®) silver member
  - Two-certified sustainable buildings
- Mandatory efficiency requirements:
  - Energy-efficient Cool Roofs
  - LED light fixtures and motion sensors
  - Energy-efficient HVACs
  - Water-saving native planting or xeriscape landscaping
- Forty-five solar arrays on 32 facilities generating 15 GWh to date
- Upgraded more than 22,000 light fixtures to LED in 2019, saving 1.6 GWh annually

Employees

- Excellent benefits, training & development programs
- Roughly 60% of our managers and employees are female
- Eighty percent employee engagement rate with an 80% response rate in our most recent anonymous annual employee survey
- Employee training, oversight and evaluation on safety and emergency procedures

Customers

- Average customer satisfaction score of more than 93% over the last five years
- Newsweek's "America's Best Customer Service" award in 2019 & 2020
- Thorough, multi-step process to ensure customer satisfaction
  - Satisfaction surveys, internal store visit reports, third-party secret shopper service
- Sponsored more than 450 community and school youth athletics organizations in 2019

Governance

- Separate Chair & CEO
- Stockholder ability to call special meetings
- Simple majority vote to amend by-laws
- Stock ownership requirements for executives & directors
- External and internal executive pay parity
- Anti-hedging, anti-short-sale & anti-pledging policies
- One-share, one-vote
- Annual director elections

23 INVESTMENT HIGHLIGHTS LIFE STORAGE Diversified Portfolio with Increasing Focus on Primary Markets Growth Strategy Driven by Disciplined Capital Allocation Innovative Technology Solutions to Drive Customer Acquisition and Revenue Management Differentiated Corporate Customer Value Proposition Strong Financial Performance, Conservative Balance Sheet and Attractive Valuation23 INVESTMENT HIGHLIGHTS LIFE STORAGE Diversified Portfolio with Increasing Focus on Primary Markets Growth Strategy Driven by Disciplined Capital Allocation Innovative Technology Solutions to Drive Customer Acquisition and Revenue Management Differentiated Corporate Customer Value Proposition Strong Financial Performance, Conservative Balance Sheet and Attractive Valuation